Exhibit 10.7

SECOND AMENDMENT

TO

SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS SECOND AMENDMENT, dated November 22, 2011 (this “Amendment”), to the Second Amended and Restated Shareholders Agreement of Five Below, Inc., dated September 1, 2010 (the “Original Shareholders Agreement”), as amended by the First Amendment to Shareholders Agreement, dated October 14, 2010 (the “First Amendment” and together with the Original Shareholders Agreement, the “Amended Shareholders Agreement”), is made by and among Five Below, Inc., a Pennsylvania corporation (the “Company”), and the undersigned shareholders of the Company (the “Consenting Shareholders”).

WHEREAS, the Company and the Consenting Shareholders desire to amend the Amended Shareholders Agreement in the manner set forth in this Amendment to expand the size of the Board of Directors to eight (8) members and to make other related changes to the Amended Shareholders Agreement;

WHEREAS, the parties to this Amendment have the authority to amend the Amended Shareholders Agreement pursuant to Section 4.6 thereof; and

NOW, THEREFORE, in consideration of mutual promises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment of the Amended Shareholders Agreement. Effective as of the date hereof, the Amended Shareholders Agreement shall be amended as follows:

a. Section 3.1(a)(i) of the Amended Shareholders Agreement is hereby deleted and replaced in its entirety with the following:

(i) five (5) individuals nominated by the Series A Preferred Shareholders holding a majority of the Series A Preferred Stock held by all Series A Preferred Shareholders, voting together as a separate class (the “Series A Preferred Directors”), one of whom shall be an Independent Director (defined below), who initially shall include David Mussafer, Steven Collins, Andrew Crawford and Howard Ross (as the Independent Director); and

b. Section 3.1(c) of the Amended Shareholders Agreement is hereby deleted and replaced in its entirety with the following:

(c) If all of the then-outstanding shares of Series A Preferred Stock are converted into Common Stock by the election of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock prior to an Initial Public Offering of the Common Stock, (i) the former holders of Series A Preferred Stock shall continue to be entitled to nominate five (5) individuals to serve on the Board of Directors as provided in Section 3.1(a)(i), as if the Series A Preferred Stock had not been converted, and (ii) the Common Shareholders (exclusive of the former holders of Series A Preferred Stock who hold Common Stock by reason of such conversion of the Series A Preferred Stock and the shares of Common Stock held by them) shall continue to be entitled to nominate three (3) individuals to serve on the Board of Directors as provided in Section 3.1(a)(ii) as if the Series A Preferred Stock had not been converted.

c. Section 3.4 of the Amended Shareholders Agreement is hereby deleted and replaced in its entirety with the following:

3.4 Entire Board. The Company and the Shareholders shall take all action, do all things and execute and deliver all documents, including the approval of any amendment to the Bylaws, as may be reasonably necessary to ensure that the number of directors constituting the entire Board of Directors is eight (8).

2. Effect of Amendment. This Amendment shall be construed in connection with and as part of the Amended Shareholders Agreement, and except as amended hereby, all of the terms and conditions of the Amended Shareholders Agreement shall continue in full force and effect and are hereby ratified and confirmed in all respects. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Amended Shareholders Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.

3. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them set forth in the Amended Shareholders Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws.

5. Counterparts. This Amendment may be executed, including by facsimile or electronic signature, in two or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to the Second Amended and Restated Shareholders Agreement of Five Below, Inc. as of the day and year first written above.

FIVE BELOW, INC.

By:	/s/ Kenneth R. Bull
Name:	Kenneth R. Bull
Title:	Senior Vice President and Secretary

/s/ David Schlessinger
David Schlessinger

/s/ Thomas Vellios
Thomas Vellios

LLR Equity Partners II, L.P.
LLR Equity Partners Parallel II, L.P.

By:	LLR Capital II, L.P., its General Partner

	By:	LLR Capital II, LLC, its General Partner

		By:	/s/ Howard D. Ross
		Name:	Howard D. Ross
		Title:	Member

[Second Amendment to Second A&R Shareholders Agreement – Five Below, Inc.]

Advent International GPE VI Limited Partnership
Advent International GPE VI-A Limited Partnership
Advent International GPE VI-B Limited Partnership
Advent International GPE VI-F Limited Partnership
Advent International GPE VI-G Limited Partnership

By:	GPE VI GP Limited Partnership, General Partner

	By:	Advent International LLC, General Partner

		By:	Advent International Corporation, Manager

			By:	/s/ Steven Collins
			Name:	Steven Collins
			Title:	Vice President & Managing Director

Advent International GPE VI-C Limited Partnership
Advent International GPE VI-D Limited Partnership
Advent International GPE VI-E Limited Partnership

By:	GPE VI GP (Delaware) Limited Partnership, General Partner

	By:	Advent International LLC, General Partner

		By:	Advent International Corporation, Manager

			By:	/s/ Steven Collins
			Name:	Steven Collins
			Title:	Vice President & Managing Director

Advent Partners GPE VI 2008 Limited Partnership
Advent Partners GPE VI 2009 Limited Partnership
Advent Partners GPE VI 2010 Limited Partnership
Advent Partners GPE VI – A Limited Partnership
Advent Partners GPE VI – A 2010 Limited Partnership

By:	Advent International LLC, General Partner

	By:	Advent International Corporation, Manager

		By:	/s/ Steven Collins
		Name:	Steven Collins
		Title:	Vice President & Managing Director

[Second Amendment to Five Below Second A&R Shareholders Agreement]